Mercantile Funds, Inc.

Low Duration Bond Fund

Supplement dated November 19, 2003

to the Class A, Class B, Class C and Institutional Shares

Prospectuses dated October 31, 2003

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

Effective as of October 31, 2003, Class A, Class B, Class C and Institutional Shares of the Low Duration Bond Fund are not available to investors at this time. Class A, Class B, Class C and Institutional Shares will become available at a later date to be determined by Fund management.